UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2021

NextGen Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39598	98-1550505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 324A Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 208-8860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NGACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NGAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NGACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

NextGen Acquisition Corporation (“NextGen”) is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On February 21, 2021, NextGen entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among NextGen, Sky Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of NextGen (“Merger Sub”), and Xos, Inc., a Delaware corporation (“Xos”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i) at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Delaware General Corporation Law, as amended (“DGCL”), Merger Sub will merge with and into Xos, the separate corporate existence of Merger Sub will cease and Xos will be the surviving corporation and a wholly owned subsidiary of NextGen (the “Merger”);

(ii) as a result of the Merger, among other things, all outstanding shares of common stock of Xos (after giving effect to the Company Recapitalization (as defined in the Merger Agreement)) will be cancelled in exchange for the right to receive, in the aggregate, a number of shares of NextGen Common Stock (as defined below) equal to the quotient obtained by dividing (x) $1,276,261,160.00 by (y) $10.00; and

(iii) upon the effective time of the Domestication (as defined below), NextGen will immediately be renamed “Xos, Inc.” or such other name as agreed to by NextGen and Xos prior to Closing.

The Board of Directors of NextGen has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of NextGen.

Earnout

During the period from the date of the Merger Agreement to the five (5)-year anniversary of the Closing (the “Earnout Period”), upon the occurrence of the volume-weighted average closing sale price of NextGen Common Stock being equal to or greater than $14.00, $20.00 or $25.00, in each case, for any ten (10) trading days within any twenty (20) consecutive trading day period, NextGen will issue to Eligible Company Equityholders (as defined in the Merger Agreement) shares of NextGen Common Stock equal to up to 10% of (a) the aggregate number of shares of NextGen Common Stock issued and outstanding immediately following the effective time of the Merger and (b) the total number of shares of NextGen Common Stock issuable pursuant to the exercise, conversion or settlement of any Acquiror Options and the Adjusted RSUs (each as defined in the Merger Agreement) issued and outstanding as of immediately following the effective time of the Merger, payable in three equal tranches.

The Domestication

Prior to the Closing, subject to the approval of NextGen’s shareholders, and in accordance with the DGCL, Cayman Islands Companies Act (As Amended) (the “CICA”) and NextGen’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), NextGen will effect a deregistration under the CICA and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication with the Secretary of State of Delaware), pursuant to which NextGen’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”).

In connection with the Domestication, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of NextGen (the “NextGen Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001, per share of NextGen (following its Domestication) (the “NextGen Common Stock”), (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of NextGen (the “NextGen Class B Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of NextGen Common Stock, (iii) each then issued and outstanding warrant of NextGen will convert automatically into a warrant to acquire one share of NextGen Common Stock (“Domesticated NextGen Warrant”), pursuant to the Warrant Agreement, dated October 6, 2020, between NextGen and Continental Stock Transfer & Trust Company, as warrant agent, and (iv) each then issued and outstanding unit of NextGen (the “Cayman NextGen Units”) will convert automatically into a unit of NextGen (after the Domestication) (the “Domesticated NextGen Units”), with each Domesticated NextGen Unit representing one share of NextGen Common Stock and one-third of one Domesticated NextGen Warrant.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of NextGen and Xos, (ii) effectiveness of the proxy statement / registration statement on Form S-4 to be filed by NextGen in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) receipt of approval for listing on The Nasdaq Stock Market the shares of NextGen Common Stock to be issued in connection with the Merger, (v) that NextGen have at least $5,000,001 of net tangible assets upon the Closing, (vi) the absence of any injunctions or laws prohibiting the Merger, (vii) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) on Xos and (viii) customary bringdown of the representations, warranties and covenants of the parties therein.

Another condition to Xos’ obligations to consummate the Merger include, among others, that as of the Closing the amount of cash available in (x) the trust account into which substantially all of the proceeds of NextGen’s initial public offering and private placements of its warrants have been deposited for the benefit of NextGen, certain of its public shareholders and the underwriters of NextGen’s initial public offering (the “Trust Account”), after deducting the amount required to satisfy NextGen’s obligations to its shareholders (if any) that exercise their rights to redeem their NextGen Class A Ordinary Shares pursuant to the Cayman Constitutional Documents (but prior to payment of (a) any deferred underwriting commissions being held in the Trust Account and (b) any transaction expenses of NextGen or its affiliates) (the “Trust Amount”) plus (y) the PIPE Investment (as defined below), is at least equal to or greater than $220,000,000.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Xos to prepare and deliver to NextGen certain audited and unaudited consolidated financial statements of Xos, (iv) NextGen to prepare and file a proxy statement / registration statement on Form S-4 and take certain other actions to obtain the requisite approval of NextGen shareholders of certain proposals regarding the Business Combination (including the Domestication), and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by NextGen, Merger Sub and Xos. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of NextGen and Xos, (ii) by Xos or NextGen, if certain approvals of the shareholders of NextGen, to the extent required under the Merger Agreement, are not obtained as set forth therein, (iii) by Xos, if there is a Modification in Recommendation (as defined in the Merger Agreement), (iv) by NextGen, if certain approvals of the stockholders of Xos, to the extent required under the Merger Agreement, are not obtained within two (2) business days after the proxy statement / registration statement on Form S-4 has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and delivered or otherwise made available to NextGen shareholders, or (v) by either NextGen or Xos in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have enacted, issued, promulgated, enforced or entered any final and nonappealable order that has the effect of enjoining or prohibiting consummation of the Merger, or if there shall be adopted any law or regulation that would result in the consummation of the Merger being illegal or otherwise prohibited and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before August 21, 2021 (the “Agreement End Date”).

Certain Related Agreements

Subscription Agreements

On February 21, 2021, concurrently with the execution of the Merger Agreement, NextGen entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 22,000,000 shares of the NextGen Common Stock for an aggregate purchase price equal to $220,000,000 (the “PIPE Investment”), a portion of which is expected to be funded by one or more affiliates of NextGen Sponsor LLC (the “Sponsor”) and certain additional investors (which may include mutual funds and existing shareholders of NextGen). 2,000,000 of the shares of the NextGen Common Stock to be sold in the PIPE Investment are shares owned by certain Xos officers. The PIPE Investment will be consummated substantially concurrently with the Closing.

The Subscription Agreements for the PIPE Investors, provide for certain registration rights. In particular, NextGen is required to, as soon as practicable but no later than 15 business days following the Closing, submit to or file with the SEC a registration statement registering the resale of such shares. Additionally, NextGen is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day following the filing date thereof and (ii) the 5th business day after the date NextGen is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. NextGen must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) the date the PIPE Investors no longer hold any registrable shares, (ii) the date all registrable shares held by the PIPE Investors may be sold without restriction under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) and (iii) three years from the date of effectiveness of the registration statement.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement fail to occur; and (d) the Agreement End Date.

Sponsor Support Agreement

On February 21, 2021, NextGen announced entry into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among the Sponsor, Xos and NextGen and the persons set forth on Schedule I attached thereto (the “Sponsor Persons”), pursuant to which the Sponsor and the Sponsor Persons agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

Stockholder Support Agreement

On February 21, 2021, NextGen also announced entry into a Stockholder Support Agreement (the “Stockholder Support Agreement”), by and among NextGen, Xos and certain stockholders of Xos (the “Key Stockholders”). Pursuant to the Stockholder Support Agreement, the Key Stockholders agreed to, among other things, within two (2) business days after the proxy statement/prospectus relating to the approval by NextGen shareholders of the Business Combination is declared effective by the SEC and delivered or otherwise made available to NextGen shareholders, execute and deliver a written consent with respect to the outstanding shares of Xos common stock and preferred stock held by the Key Stockholders adopting the Merger Agreement and related transactions and approving the Business Combination. The shares of Xos common stock and preferred stock that are owned by the Key Stockholders and subject to the Stockholder Support Agreement represent a majority of the outstanding voting power of Xos common stock and preferred stock (on an as converted basis).

Transfer Restrictions and Registration Rights

The Merger Agreement contemplates that, at the Closing, NextGen, Xos, the Sponsor, the Requisite Company Stockholders (as defined in the Merger Agreement) and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which NextGen will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of NextGen Common Stock and other equity securities of NextGen that are held by the parties thereto from time to time. In certain circumstances, the parties in the Registration Rights Agreement can demand up to four underwritten offerings and will be entitled to piggyback registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement

Additionally, in connection with the Business Combination, certain of Xos’ officers, directors and stockholders shall enter into a lock-up agreement (the “Lock-Up Agreement”) pursuant to which they will agree not to (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, any shares of NextGen Common Stock or other capital stock of NextGen held by such persons immediately after the Closing or any shares of NextGen Common Stock issuable upon the exercise of options, warrants or other convertible securities to purchase shares of NextGen Common Stock held by such persons immediately after the Closing (“Lock-Up Shares”), (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Lock-Up Shares, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (each such action, a “Transfer”), for 180 days after the Closing (the “Lock-Up Period”).

Certain officers (the “Founders”) of Xos have agreed to an extended lock-up of two years following the Closing with respect to their Lock-Up Shares (the “Extended Lock-Up Period”). During the term beginning on the 180th day after the Closing and ending with the expiration of the Extended Lock-Up Period, the Founders shall be permitted to sell Lock-Up Shares via written trading plans in compliance with Rule 10b5-1 under the Exchange Act (as defined below).

The Sponsor is subject to a lock-up pursuant to the letter agreement, dated October 6, 2020, by and among the Company, the Sponsor and the other parties thereto (the “Letter Agreement”), pursuant to which it is restricted from Transferring (as defined in the Letter Agreement) any of its shares of NextGen Common Stock until the earlier of (a) one year after the Closing and (b) subsequent to the Closing (x) if the last reported sale price of NextGen Common Stock equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (y) the date following the completion of the Closing on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their NextGen Common Stock for cash, securities or other property.

The foregoing description of the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreement and Registration Rights Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreement and Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and the terms of which are incorporated by reference herein. The Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreement and Registration Rights Agreement have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about NextGen or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreement and Registration Rights Agreement, and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreement and Registration Rights Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreement or Registration Rights Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreement or Registration Rights Agreement, and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreement or Registration Rights Agreement, as applicable, which subsequent information may or may not be fully reflected in NextGen’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of NextGen Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

On February 22, 2021, NextGen and Xos issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation, relating to the Business Combination and PIPE Investment, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of NextGen under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Xos and NextGen. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Xos, the combined company or NextGen., nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. NextGen intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of NextGen, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all NextGen shareholders. NextGen also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of NextGen are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by NextGen through the website maintained by the SEC at www.sec.gov.

The documents filed by NextGen with the SEC also may be obtained free of charge at NextGen’s website at https://www.nextgenacq.com/investor-info.html#filings or upon written request to 2255 Glades Road, Suite 324A, Boca Raton, Florida 33431.

Participants in the Solicitation

NextGen and Xos and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NextGen’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of NextGen and information regarding their interests in the business combination is set forth in NextGen’s registration statement on Form S-1 (File No. 333-248921) filed with the SEC on October 7, 2020. Additional information regarding the interests of such persons will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Xos and NextGen, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of Xos. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of NextGen’s securities, (ii) the risk that the transaction may not be completed by NextGen’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by NextGen, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of NextGen, the satisfaction of the minimum Trust Account amount following redemptions by NextGen’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Xos’ business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Xos and potential difficulties in Xos employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Xos or against NextGen related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of NextGen’s securities on a national securities exchange, (xi) the price of NextGen’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which NextGen plans to operate or Xos operates, variations in operating performance across competitors, changes in laws and regulations affecting NextGen’s or Xos’ business, Xos’ inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive electric vehicle industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of NextGen’s registration statement on Form S-1 (File No. 333-248921), the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by NextGen from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Xos and NextGen assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Xos nor NextGen gives any assurance that either Xos or NextGen, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 21, 2021
10.1	Form of Subscription Agreements
10.2	Form of Sponsor Support Agreement
10.3	Form of Stockholder Support Agreement
10.4	Form of Lock-Up Agreement
10.5	Form of Amended and Restated Registration Rights Agreement
99.1	Joint Press Release, dated as of February 22, 2021
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NextGen Acquisition Corporation

Date: February 22, 2021	By:	/s/ Patrick T. Ford
	Name:	Patrick T. Ford
	Title:	Chief Financial Officer and Secretary